UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2006

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As discussed below, on May 19, 2006, the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association) elected Dennis R. Beresford to join the Board. In accordance with Fannie Mae’s non-management director compensation practices, Mr. Beresford will be paid a retainer at a rate of $35,000 per year for serving as a board member, an additional retainer at a rate of $10,000 per year for serving as chairman of the Board's Audit Committee, $1,500 for attendance at each Board or Board committee meeting, plus an additional $500 for each committee meeting chaired or $300 for each telephonic committee meeting chaired. In connection with his election, Mr. Beresford received a total of 719 shares of restricted stock. Under Fannie Mae's stock compensation plans, these shares vest on the day before the company's annual shareholder meetings as follows: 69 shares vest before the 2006 annual meeting and 650 shares vest before the 2007 annual meeting. These shares cannot be sold or otherwise transferred until they vest, and vesting is contingent on Mr. Beresford’s continued service on Fannie Mae’s Board at the time of vesting, subject to accelerated vesting in the event of death, disability or, for a recipient who was elected to the Board by stockholders, the failure to re-nominate the recipient after the recipient has reached the age of 70. As a holder of restricted stock, Mr. Beresford has all of the rights and privileges of a shareholder as to the restricted stock, other than the ability to sell or otherwise transfer it, including the right to receive dividends declared with respect to the stock and the right to provide instructions on how to vote the stock.

Fannie Mae’s Stock Compensation Plan of 2003 provides that each director who is a member of the Board immediately following the annual meeting of shareholders in 2006 shall be granted, immediately following such annual meeting, an award of shares of restricted stock with a fair market value of $75,000. The plan does not provide for another automatic stock grant to directors until immediately following the 2010 annual meeting of shareholders. Any director who joins the Board after the 2006 annual meeting and prior to the 2010 annual meeting automatically receives a grant for an amount of shares that is prorated based on the director’s period of service on the Board. Because Fannie Mae is in the process of restating certain prior period financial statements, the company has not held an annual meeting of shareholders since 2004. Accordingly, no automatic restricted stock grants have been made under this provision of the plan. In connection with Mr. Beresford’s election to the Board, the Board determined that if, in the future, restricted stock grants are made to other members of the Board with respect to 2006, Mr. Beresford will receive an appropriate grant of restricted stock based on his period of service on the Board.

Fannie Mae’s Stock Compensation Plan of 2003 also provides that each director shall receive an annual grant of stock options to purchase 4,000 shares of common stock on the date of the company’s annual meeting of shareholders. Any director who joins the Board after the annual meeting automatically receives a stock option grant for a number of shares that is prorated based on the director’s period of service. Because Fannie Mae is in the process of restating its financial statements and has not been able to hold an annual shareholders meeting since 2004, Mr. Beresford will not receive any stock options at this time.

In accordance with Fannie Mae’s customary practice, Fannie Mae is entering into an indemnification agreement with Mr. Beresford, the form of which has been filed as Exhibit 10.7 to Fannie Mae’s Form 10 filed with the Securities and Exchange Commission, or SEC, on March 31, 2003. Mr. Beresford is also eligible to participate in the Fannie Mae Director’s Charitable Award Program, pursuant to which Fannie Mae makes donations upon the death of a director to up to five charitable organizations or educational institutions of the director’s choice. Under the program, Fannie Mae donates $100,000 for every year of service by a director, up to a maximum of $1,000,000.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Corporate Governance Disclosures

Under the listing standards of the New York Stock Exchange, or NYSE, listed companies are required to provide information about specified corporate governance matters in their annual proxy statements or annual reports filed with the SEC. Because Fannie Mae is in the process of restating certain prior period financial statements, the company has not filed a proxy statement or annual report with the SEC since 2004. Set forth below is the information about corporate governance matters that Fannie Mae would include in a proxy statement under the NYSE listing standards if it were in a position to file a proxy statement at this time.

Director Independence

Fannie Mae’s Board of Directors, with the assistance of the Nominating and Corporate Governance Committee, has recently reviewed the independence of all current Board members under the New York Stock Exchange listing standards and the standards of independence adopted by the Board, as set forth in Fannie Mae’s Corporate Governance Guidelines and outlined below. It is the policy of the Board, as set forth in Fannie Mae’s Corporate Governance Guidelines, that a substantial majority of seated Fannie Mae directors will be independent in accordance with these standards.

Fannie Mae’s Board of Directors has affirmatively determined that the following current board members are independent: Stephen B. Ashley (the non-executive Chairman), Dennis R. Beresford, Thomas P. Gerrity, Ann Korologos, Bridget A. Macaskill, Donald B. Marron, Joe K. Pickett, Leslie Rahl, Greg C. Smith, H. Patrick Swygert and John K. Wulff. Board members Daniel H. Mudd (Fannie Mae’s President and Chief Executive Officer) and Kenneth M. Duberstein are not independent.

Under the standards of independence adopted by the Board, which meet and in some respects exceed the definition of independence adopted by the New York Stock Exchange, an "independent director" must be determined to have no material relationship with Fannie Mae, either directly or through an organization that has a material relationship with Fannie Mae. A relationship is "material" if, in the judgment of the Board, it would interfere with the director’s independent judgment. In addition, under the New York Stock Exchange’s listing requirements for audit committees, members of a company’s audit committee must meet additional, heightened independence criteria, although Fannie Mae’s own independence standards require all independent directors to meet these criteria.

To assist it in determining whether a director is independent, the Board has adopted the standards set forth below:

• A director will not be considered independent if, within the preceding five years:

i. the director was employed by Fannie Mae; or

ii. an immediate family member of the director was employed by Fannie Mae as an executive officer.

• A director will not be considered independent if:

i. the director is a current partner or employee of Fannie Mae’s outside auditor, or within the preceding five years, was (but is no longer) a partner or employee of Fannie Mae’s outside auditor and personally worked on Fannie Mae’s audit within that time; or

ii. an immediate family member of the director is a current partner of Fannie Mae’s outside auditor, or is a current employee of Fannie Mae’s outside auditor participating in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or within the preceding five years, was (but is no longer) a partner or employee of Fannie Mae’s outside auditor and personally worked on Fannie Mae's audit within that time.

• A director will not be considered independent if, within the preceding five years:

i. the director was employed by a company at a time when a current Fannie Mae executive officer sat on that company’s compensation committee; or

ii. an immediate family member of the director was employed as an officer by a company at a time when a current Fannie Mae executive officer sat on that company’s compensation committee.

• A director will not be considered independent if, within the preceding five years:

i. the director received any compensation from Fannie Mae, directly or indirectly, other than fees for service as a director; or

ii. an immediate family member of the director received any compensation from Fannie Mae, directly or indirectly, other than compensation received for service as an employee (other than an executive officer) of Fannie Mae.

• A director will not be considered independent if:

i. the director is a current executive officer, employee, controlling shareholder, or partner of a corporation or other entity that does or did business with Fannie Mae and to which Fannie Mae made, or from which Fannie Mae received, payments within the preceding five years that, in any single fiscal year, were in excess of $1 million or 2 percent of the entity’s consolidated gross annual revenues, whichever is greater; or

ii. an immediate family member of the director is a current executive officer of a corporation or other entity that does or did business with Fannie Mae and to which Fannie Mae made, or from which Fannie Mae received, payments within the preceding five years that, in any single fiscal year, were in excess of $1 million or 2 percent of the entity’s consolidated gross annual revenues, whichever is greater.

• A director will not be considered independent if the director or the director’s spouse is an executive officer, employee, director, or trustee of a nonprofit organization to which Fannie Mae or the Fannie Mae Foundation makes contributions in any year in excess of 5 percent of the organization’s consolidated gross annual revenues, or $100,000, whichever is less. (Amounts that the Fannie Mae Foundation contributes under Fannie Mae’s matching gifts program are not included in the contributions calculated for purposes of this standard). The Nominating and Corporate Governance Committee also will administer standards concerning any charitable contribution to organizations otherwise associated with a director or any spouse of a director. The corporation shall be guided by the interests of the corporation and its stockholders in determining whether and the extent to which it makes charitable contributions.

• Where the guidelines above do not address a particular relationship, the determination of whether the relationship is material, and whether a director is independent, will be made by the Board, based upon the recommendation of the Nominating and Corporate Governance Committee.

The Board may determine in its judgment, and consistent with the New York Stock Exchange definition of independence, that a director that does not meet these guidelines nonetheless, under all the facts and circumstances, does not have a relationship with Fannie Mae that would interfere with the director’s independent judgment. The Board will disclose the basis for any such determination in the company’s next proxy statement for the election of directors.

Executive Sessions

Fannie Mae’s non-management directors meet regularly in executive session without management present. Time for an executive session is reserved at every regularly scheduled Board meeting, and any non-management director can request an additional executive session as needed. The non-executive Chairman of the Board, Stephen B. Ashley, presides over these sessions.

Communications with Directors

Interested parties wishing to communicate any concerns or questions about Fannie Mae to the Non-Executive Chairman, who presides over the executive sessions of non-management directors, or to the non-management directors as a group may do so by electronic mail addressed to "board@fanniemae.com", or by U.S. mail addressed to Fannie Mae Directors, c/o Office of the Secretary, Fannie Mae, Mail Stop 1H-2S/05, 3900 Wisconsin Avenue NW, Washington, DC 20016-2892. Communications may be addressed to a specific director or directors, including Mr. Ashley, or to groups of directors, such as the independent or non-management directors.

As approved by the Board, including the non-management directors, the Office of the Secretary is responsible for processing all communications received through these procedures and for forwarding communications to the appropriate director or directors. All communications will be forwarded directly to Board members, except in instances where the communication is vulgar, hostile, or similarly inappropriate, in which case the communication will be discarded.

Corporate Governance Guidelines; Codes of Ethics and Committee Charters

Fannie Mae’s Board has adopted Corporate Governance Guidelines (the "Guidelines") that set forth corporate governance practices and policies.

Fannie Mae also has a Code of Business Conduct that is applicable to all officers and employees and a Code of Business Conduct and Ethics and Conflict of Interests Policy for Members of the Board of Directors. Fannie Mae’s Code of Business Conduct also serves as the code of ethics for senior financial officers required by the Sarbanes-Oxley Act of 2002 and implementing regulations of the SEC (together referred to as "SOX").

Copies of the Guidelines, the Code of Business Conduct, and the Code of Business Conduct and Ethics and Conflict of Interests Policy for Members of the Board of Directors are posted in the Corporate Governance section of Fannie Mae’s Web site at www.fannniemae.com. Charters for the Board’s Audit Committee, Compensation Committee, Compliance Committee, and Nominating and Corporate Governance Committee are also available in the Corporate Governance section of Fannie Mae’s Web site. Copies of these documents are also available in print to any stockholder who requests them.

Annual Written Affirmation Regarding NYSE Corporate Governance Listing Standards

The NYSE listing standards require each listed company’s chief executive officer to certify annually that he or she is not aware of any violation by the company of the NYSE’s corporate governance listing standards, qualifying the certification to the extent necessary. Fannie Mae’s Chief Executive Officer certification for 2005 contained qualifications relating to Fannie Mae’s failure to provide the disclosure in this Item 3.01 in a proxy statement or annual report. Upon the filing of this Form 8-K, Fannie Mae will be in compliance with the NYSE corporate governance listing standards.

As discussed above, Fannie Mae is in the process of restating certain prior period financial statements. Accordingly, Fannie Mae has not filed annual financial statements for 2004 or 2005, has not filed any related NYSE certifications by its Chief Executive Officer, and has not filed any related SOX certifications by its Chief Executive Officer or Chief Financial Officer. More information about management's reports on internal control over financial reporting for 2004 and 2005 may be found in the Form 8-K Fannie Mae filed with the SEC on May 9, 2006.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 19, 2006, the Board of Directors of Fannie Mae elected Dennis R. Beresford to join the Board and serve as chairman of the Board’s Audit Committee. Mr. Beresford, 67, has served as Ernst & Young Executive Professor of Accounting at the J.M. Tull School of Accounting, Terry College of Business, University of Georgia since 1997. From 1987 to 1997, Mr. Beresford served as chairman of the Financial Accounting Standards Board, or FASB, the designated organization in the private sector for establishing standards of financial accounting and reporting. From 1961 to 1986, Mr. Beresford was with Ernst & Young LLP, including ten years as a senior partner and national director of accounting. Mr. Beresford also currently is a member of the board of directors and chairman of the Audit Committee of Kimberly-Clark Corporation and Legg Mason, Inc.

On May 19, 2006, Fannie Mae announced that Thomas P. Gerrity, a board director since 1991, would be stepping down as a member and chairman of the Board’s Audit Committee and, by the end of 2006, would be leaving the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

May 25, 2006	By:	/s/ Beth Wilkinson

Name: Beth Wilkinson
Title: Executive Vice President and General Counsel